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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-24045, 033-63395, 033-62563, 33-2607,
33-16711, 2-77708) of Microsemi Corporation of our report dated November 16, 1998 appearing on this Form 10-K.


PricewaterhouseCoopers LLP


Costa Mesa, California
December 24, 1998